UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

FRIEDMAN INDUSTRIES, INCORPORATED

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☐	Fee paid previously with preliminary materials.

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August 15, 2013

Dear Shareholder:

The Annual Meeting of Shareholders of Friedman Industries, Inc., scheduled for August 29, 2013, is fast approaching and we are writing to remind you that it is important for you to vote on the matters described in the proxy materials that we mailed to you on or about July 29, 2013.

We strongly encourage you to vote your shares today. Friedman’s Board of Directors recommends that you vote “FOR” the election of all directors, “FOR” the Advisory Vote on Executive Compensation and for 1 year on the Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation.

You are encouraged to vote your shares by telephone or over the Internet by following the instructions on the enclosed proxy form. As an alternative, you can also vote by completing and returning the enclosed proxy form utilizing the enclosed postage-paid envelope. More detailed information about each of these proposals was included in the proxy statement that we mailed to you on or about July 29, 2013, a copy of which can also be found online at http://www.astproxyportal.com/ast/02502/

If you have any questions or need assistance, please contact our proxy solicitor, AST Phoenix Advisors at (877) 478-5038 (toll-free).

Regardless of the number of shares you own, it is important that you cast your vote and make your voice heard on these important matters regarding our company. If you have already submitted your vote, please accept our thanks and disregard this letter. Thank you for your investment in Friedman Industries, Inc.

Sincerely,

Friedman Industries, Inc.

FRIEDMAN INDUSTRIES, INCORPORATED PROXY – ANNUAL MEETING OF SHAREHOLDERS – AUGUST 29, 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of Friedman Industries, Incorporated (the “Company”) hereby appoints Ben Harper and William Crow, and each of them, proxies of the undersigned, with full power of substitution, to vote at the Annual Meeting of Shareholders of the Company to be held in the offices of Norton Rose Fulbright (Fulbright & Jaworski LLP), 1301 McKinney, Suite 5100, Houston, Texas, on Thursday, August 29, 2013, at 11:00 a.m. (Central Time), and at any adjournment thereof, the number of votes which the undersigned would be entitled to cast if personally present. (Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF FRIEDMAN INDUSTRIES, INCORPORATED August 29, 2013 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The accompanying Proxy Statement, form of Proxy Card and a copy of our 2013 Annual Report to Shareholders are available at http://www.astproxyportal.com/ast/02502/ Please sign,date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20703000004000000000 4 082913 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. The Board of Directors recommends a vote “FOR” the election of all of the nominees for Director. Proposal 1 - Election of Directors: NOMINEES: FOR ALL NOMINEES O W. Crow O D. Agrawal WITHHOLD AUTHORITY O C. Hall FOR ALL NOMINEES O A. Rauch O M. Reichenthal FOR (See ALL instructions EXCEPT below) O J. Spira O J. Williams INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 2. The Board of Directors recommends a vote “FOR” Proposal 2. FOR AGAINST ABSTAIN Proposal 2 - To approve the following non-binding, advisory resolution: “Resolved, that the shareholders approve the compensation of the Company’s Named Executive Officers as disclosed in the Company’s Proxy Statement dated July 29, 2013 pursuant to the disclosure rules of the U.S. Securities and Exchange Commission (which disclosure includes the Summary Compensation Table and the other executive compensation tables and related discussion).” 3. The Board of Directors recommends that an advisory vote on the compensation of named executive officers be held every year. 1 year 2 years 3 years ABSTAIN Proposal 3 - Frequency of advisory vote on compensation of Named Executive Officers 4. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment thereof. For additional disclosure, please see the Notice of Annual Meeting of Shareholders and the Proxy Statement dated July 29, 2013 relating to such meeting, receipt of which is hereby acknowledged. Unless otherwise directed by the shareholder, this proxy will be voted for the director nominees listed in Proposal 1, for Proposal 2 and for 1 Year on Proposal 3. Any proxy or proxies heretofore given by the undersigned are hereby revoked. Please sign below and return in the enclosed envelope. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.